Exhibit 32.2

CERTIFICATION PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
18 U.S.C. SECTION 1350

In connection with the Annual Report on Form 10-K of Big Sky Industries VI, Inc. (the “Company”) for the year ended September 30, 2003 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Ramon Chimelis, Treasurer of our Company, certify, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, 18 U.S.C. Section 1350, that, to my knowledge:

1.

The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.

The information contained in the Report fairly presents, in all material respects, the financial condition and result of operations of our Company.

/s/ Ramon Chimelis

Ramon Chimelis

Treasurer (Principal Financial Officer)

February 25, 2009